UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-(877) 721-1926

Date of fiscal year end: May 31

Date of reporting period: August 31, 2012

ITEM 1.	SCHEDULE OF INVESTMENTS.

LEGG MASON PARTNERS INCOME TRUST

WESTERN ASSET ADJUSTABLE RATE INCOME FUND

FORM N-Q

AUGUST 31, 2012

WESTERN ASSET ADJUSTABLE RATE INCOME FUND

Schedule of investments (unaudited)	August 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
CORPORATE BONDS & NOTES - 21.8%
CONSUMER DISCRETIONARY - 1.4%
Automobiles - 0.9%
Daimler Finance NA LLC, Senior Notes	1.668%	9/13/13	$650,000	$655,109	(a)(b)
Daimler Finance NA LLC, Senior Notes	1.238%	4/10/14	150,000	150,516	(a)(b)
Volkswagen International Finance NV, Senior Notes	1.218%	3/21/14	230,000	230,799	(a)(b)
Volkswagen International Finance NV, Senior Notes	1.071%	4/1/14	840,000	841,048	(a)(b)

Total Automobiles				1,877,472

Diversified Consumer Services - 0.0%
Service Corp. International, Senior Notes	7.500%	4/1/27	20,000	21,075

Hotels, Restaurants & Leisure - 0.1%
Caesar’s Entertainment Operating Co. Inc., Senior Notes	10.750%	2/1/16	30,000	22,800
Caesar’s Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	40,000	43,300
El Pollo Loco Inc., Secured Notes	17.000%	1/1/18	41,784	43,142	(b)
MGM Resorts International, Senior Secured Notes	10.375%	5/15/14	15,000	17,100
MGM Resorts International, Senior Secured Notes	11.125%	11/15/17	35,000	39,113
Mohegan Tribal Gaming Authority, Secured Notes	11.500%	11/1/17	20,000	21,000	(b)
NCL Corp. Ltd., Senior Notes	9.500%	11/15/18	10,000	11,050
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	10,000	11,575

Total Hotels, Restaurants & Leisure				209,080

Media - 0.0%
Cengage Learning Acquisitions Inc., Senior Notes	10.500%	1/15/15	30,000	22,050	(b)
UPCB Finance III Ltd., Senior Secured Notes	6.625%	7/1/20	20,000	21,250	(b)

Total Media				43,300

Multiline Retail - 0.4%
Target Corp., Senior Notes	0.488%	1/11/13	140,000	140,123	(a)
Target Corp., Senior Notes	0.625%	7/18/14	810,000	813,589	(a)

Total Multiline Retail				953,712

TOTAL CONSUMER DISCRETIONARY				3,104,639

CONSUMER STAPLES - 1.4%
Beverages - 0.5%
Coca-Cola Co., Senior Notes	0.418%	3/14/14	800,000	800,923	(a)
PepsiCo Inc., Senior Notes	0.517%	5/10/13	430,000	430,852	(a)

Total Beverages				1,231,775

Food & Staples Retailing - 0.3%
Safeway Inc., Senior Notes	1.940%	12/12/13	670,000	670,217	(a)

Food Products - 0.6%
Campbell Soup Co., Senior Notes	0.743%	8/1/14	310,000	311,628	(a)
Kraft Foods Inc., Senior Notes	1.333%	7/10/13	1,000,000	1,000,828	(a)

Total Food Products				1,312,456

Tobacco - 0.0%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	10,000	10,213

TOTAL CONSUMER STAPLES				3,224,661

ENERGY - 0.3%
Energy Equipment & Services - 0.1%
Hercules Offshore LLC, Senior Secured Notes	10.500%	10/15/17	15,000	15,600	(b)
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	90,000	92,025

Total Energy Equipment & Services				107,625

Oil, Gas & Consumable Fuels - 0.2%
Chesapeake Energy Corp., Senior Notes	7.250%	12/15/18	65,000	68,412
Chesapeake Energy Corp., Senior Notes	6.775%	3/15/19	40,000	40,350

See Notes to Schedule of Investments.

WESTERN ASSET ADJUSTABLE RATE INCOME FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Oil, Gas & Consumable Fuels - continued
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	$40,000	$43,300
El Paso Corp., Senior Subordinated Notes	7.000%	6/15/17	140,000	160,834
Enterprise Products Operating LLP, Subordinated Notes	7.034%	1/15/68	60,000	67,276	(a)
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	10,000	11,375
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	20,000	19,700
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	37,000	51,051

Total Oil, Gas & Consumable Fuels				462,298

TOTAL ENERGY				569,923

FINANCIALS - 14.6%
Capital Markets - 4.7%
Credit Suisse AG, Senior Notes	1.415%	1/14/14	2,750,000	2,762,545	(a)
Credit Suisse AG/Guernsey, Senior Secured Bonds	1.625%	3/6/15	500,000	507,798	(b)
Goldman Sachs Group Inc., Senior Notes	1.439%	2/7/14	1,250,000	1,244,532	(a)
Morgan Stanley, Medium-Term Notes	0.760%	1/9/14	2,000,000	1,949,054	(a)
Morgan Stanley, Senior Notes	2.937%	5/14/13	1,320,000	1,329,314	(a)
NIBC Bank NV, Senior Notes	0.847%	12/2/14	2,570,000	2,569,144	(a)(b)

Total Capital Markets				10,362,387

Commercial Banks - 5.7%
BNP Paribas, Senior Notes	1.358%	1/10/14	550,000	547,558	(a)
Citibank N.A., Senior Notes	0.435%	11/15/12	3,000,000	3,001,965	(a)
Danske Bank A/S, Senior Notes	1.505%	4/14/14	690,000	677,706	(a)(b)
Dexia Credit Local, Senior Notes	0.927%	4/29/14	910,000	875,269	(a)(b)
Dexia Credit Local NY, Senior Notes	0.867%	3/5/13	1,400,000	1,376,900	(a)(b)
DnB NOR Boligkreditt, Secured Bonds	2.900%	3/29/16	1,100,000	1,169,312	(b)
FIH Erhvervsbank A/S, Senior Notes	2.000%	6/12/13	520,000	525,591	(b)
Landsbanki Islands HF, Senior Notes	6.059%	8/25/09	2,000,000	110,000	(a)(b)(c)(d)(e)
Nordea Eiendomskreditt AS, Secured Bonds	0.880%	4/7/14	1,390,000	1,389,294	(a)(b)
Wachovia Corp., Senior Notes	0.635%	8/1/13	1,250,000	1,251,274	(a)
Westpac Banking Corp., Senior Notes	2.900%	9/10/14	1,590,000	1,665,185	(b)

Total Commercial Banks				12,590,054

Consumer Finance - 1.7%
Ally Financial Inc., Notes	2.200%	12/19/12	2,180,000	2,193,076
American Honda Finance Corp., Bonds	0.889%	5/8/14	1,100,000	1,103,115	(a)(b)
American Honda Finance Corp., Senior Notes	0.809%	11/7/12	500,000	500,293	(a)(b)

Total Consumer Finance				3,796,484

Diversified Financial Services - 1.9%
Citigroup Inc., Senior Notes	6.000%	12/13/13	670,000	708,165
General Electric Capital Corp., Senior Notes	2.125%	12/21/12	1,270,000	1,277,398
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	140,000	162,750
NCUA Guaranteed Notes, Senior Notes	0.259%	6/12/13	780,000	780,070	(a)
SSIF Nevada LP, Senior Notes	1.155%	4/14/14	1,400,000	1,404,799	(a)(b)

Total Diversified Financial Services				4,333,182

Insurance - 0.6%
American International Group Inc., Senior Notes	3.750%	11/30/13	620,000	632,833	(b)
MetLife Inc., Senior Notes	1.692%	8/6/13	800,000	808,415	(a)

Total Insurance				1,441,248

TOTAL FINANCIALS				32,523,355

HEALTH CARE - 1.0%
Health Care Providers & Services - 0.3%
Tenet Healthcare Corp., Senior Secured Notes	8.875%	7/1/19	563,000	643,227
US Oncology Inc. Escrow	—	—	20,000	450	*
Vanguard Health Holdings Co., II LLC, Senior Notes	8.000%	2/1/18	20,000	21,100

Total Health Care Providers & Services				664,777

See Notes to Schedule of Investments.

WESTERN ASSET ADJUSTABLE RATE INCOME FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Pharmaceuticals - 0.7%
Johnson & Johnson, Senior Notes	0.525%	5/15/14	$900,000	$904,343	(a)
Sanofi, Senior Notes	0.771%	3/28/14	700,000	704,274	(a)

Total Pharmaceuticals				1,608,617

TOTAL HEALTH CARE				2,273,394

INDUSTRIALS - 0.8%
Aerospace & Defense - 0.4%
United Technologies Corp., Senior Notes	0.737%	12/2/13	780,000	783,333	(a)

Airlines - 0.0%
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	40,000	41,400	(b)
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	19,252	19,830
Delta Air Lines Inc., Senior Secured Notes	9.500%	9/15/14	8,000	8,440	(b)

Total Airlines				69,670

Machinery - 0.4%
Caterpillar Inc., Senior Notes	0.535%	11/21/12	800,000	800,543	(a)

Road & Rail - 0.0%
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	49,000	55,492

TOTAL INDUSTRIALS				1,709,038

MATERIALS - 0.1%
Paper & Forest Products - 0.1%
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	50,000	50,250
NewPage Corp., Senior Secured Notes	11.375%	12/31/14	55,000	37,538	(e)
Smurfit Capital Funding PLC, Debentures	7.500%	11/20/25	30,000	30,525

TOTAL MATERIALS				118,313

TELECOMMUNICATION SERVICES - 1.2%
Diversified Telecommunication Services - 1.1%
British Telecommunications PLC, Senior Notes	1.510%	12/20/13	900,000	906,367	(a)
Intelsat Jackson Holdings Ltd., Senior Notes	11.250%	6/15/16	102,000	107,738
Qwest Corp., Senior Notes	3.718%	6/15/13	180,000	181,209	(a)
Verizon Communications Inc., Senior Notes	1.071%	3/28/14	1,350,000	1,361,571	(a)

Total Diversified Telecommunication Services				2,556,885

Wireless Telecommunication Services - 0.1%
Cricket Communications Inc., Senior Secured Notes	7.750%	5/15/16	15,000	15,900
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	190,000	172,900

Total Wireless Telecommunication Services				188,800

TOTAL TELECOMMUNICATION SERVICES				2,745,685

UTILITIES - 1.0%
Independent Power Producers & Energy Traders - 0.6%
AES Corp., Senior Notes	7.750%	10/15/15	220,000	249,700
AES Corp., Senior Notes	7.375%	7/1/21	110,000	126,500
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	728,000	820,820
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	97,429	108,147

Total Independent Power Producers & Energy Traders				1,305,167

Multi-Utilities - 0.4%
DTE Energy Co., Senior Notes	1.167%	6/3/13	370,000	371,206	(a)
PG&E Corp., Senior Notes	5.750%	4/1/14	470,000	504,727

Total Multi-Utilities				875,933

TOTAL UTILITIES				2,181,100

TOTAL CORPORATE BONDS & NOTES (Cost - $50,188,556)				48,450,108

See Notes to Schedule of Investments.

WESTERN ASSET ADJUSTABLE RATE INCOME FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
ASSET-BACKED SECURITIES - 19.6%
Access Group Inc., 2005-1 A2	0.578%	3/23/20	$724,854	$721,148	(a)
Ally Auto Receivables Trust, 2010-2 A3	1.380%	7/15/14	257,167	257,924
Ally Auto Receivables Trust, 2011-4 A2	0.650%	3/17/14	394,717	394,984
Ally Auto Receivables Trust, 2012-2 A2	0.560%	10/15/14	1,100,000	1,101,236
Ally Auto Receivables Trust, 2012-4 A2	0.480%	5/15/15	1,120,000	1,121,293
American Express Credit Account Master Trust, 2011-2 A	0.360%	6/15/16	2,200,000	2,202,476	(a)
American Express Credit Account Master Trust, 2012-3 A	0.387%	3/15/18	2,020,000	2,020,652	(a)
Amortizing Residential Collateral Trust, 2002-BC4 M1	1.286%	7/25/32	1,308,146	1,121,943	(a)
Amortizing Residential Collateral Trust, 2002-BC6 A2	0.936%	8/25/32	336,010	261,020	(a)
ARI Fleet Lease Trust, 2010-A A	1.690%	8/15/18	77,959	78,004	(a)(b)
Business Loan Express, 2001-2A A	0.816%	1/25/28	620,719	459,642	(a)(b)
Business Loan Express, 2002-1A A	0.786%	7/25/28	431,229	375,523	(a)(b)
Business Loan Express, 2002-AA A	0.886%	6/25/28	324,555	240,333	(a)(b)
Business Loan Express, 2003-AA A	1.190%	5/15/29	743,786	412,801	(a)(b)
CarMax Auto Owner Trust, 2012-2 A2	0.640%	5/15/15	890,000	891,411
Chase Issuance Trust, 2011-A3 A3	0.360%	12/15/15	400,000	400,402	(a)
Chase Issuance Trust, 2012-A1 A1	0.340%	5/16/16	1,700,000	1,701,431	(a)
Cumberland Clo Ltd., 2005-2A A	0.687%	11/10/19	422,966	415,543	(a)(b)
Ford Credit Auto Owner Trust, 2012-B A2	0.570%	1/15/15	1,200,000	1,201,192
Ford Credit Auto Owner Trust, 2012-B A3	0.720%	12/15/16	1,200,000	1,205,635
Ford Credit Auto Owner Trust, 2012-C A2	0.470%	4/15/15	950,000	950,561
GSAMP Trust, 2006-SEA1 A	0.536%	5/25/36	1,154,265	1,106,690	(a)(b)
Honda Auto Receivables Owner Trust, 2011-2 A2	0.570%	7/18/13	431,687	431,757
Honda Auto Receivables Owner Trust, 2012-2 A2	0.560%	11/17/14	1,100,000	1,101,403
Honda Auto Receivables Owner Trust, 2012-2 A3	0.700%	2/16/16	900,000	906,050
Honda Auto Receivables Owner Trust, 2012-3 A2	0.460%	12/15/14	1,120,000	1,120,726
NCUA Guaranteed Notes, 2010-A1 A	0.591%	12/7/20	2,922,303	2,932,532	(a)
New Century Home Equity Loan Trust, 2004-2 M2	0.856%	8/25/34	4,031,456	3,414,601	(a)
Nissan Auto Receivables Owner Trust, 2012-B A2	0.390%	4/15/15	1,050,000	1,050,152
Northstar Education Finance Inc., 2005-1 A1	0.547%	10/28/26	422,993	422,186	(a)
NovaStar Home Equity Loan Trust, 2003-1 M1	1.661%	5/25/33	573,164	361,626	(a)
Renaissance Home Equity Loan Trust, 2003-1 A	1.096%	6/25/33	770,943	603,366	(a)
Renaissance Home Equity Loan Trust, 2003-2 A	0.676%	8/25/33	728,195	621,433	(a)
Renaissance Home Equity Loan Trust, 2003-3 A	0.736%	12/25/33	2,112,246	1,832,456	(a)
Residential Asset Mortgage Products Inc., 2004-SL3 A4	8.500%	12/25/31	18,839	19,598
SACO I Trust, 2006-5 1A	0.536%	4/25/36	462,761	192,211	(a)
Saxon Asset Securities Trust, 2003-1 M1	1.286%	6/25/33	602,082	492,283	(a)
SLM Student Loan Trust, 2003-11 A4	0.658%	6/15/20	170,566	170,519	(a)
SLM Student Loan Trust, 2004-02 A4	0.581%	10/25/19	508,130	507,860	(a)
SLM Student Loan Trust, 2004-04 A4	0.581%	1/25/19	854,757	851,874	(a)
SLM Student Loan Trust, 2005-05 A2	0.531%	10/25/21	218,783	218,198	(a)
SLM Student Loan Trust, 2006-4 A4	0.531%	4/25/23	288,102	287,451	(a)
SLM Student Loan Trust, 2007-2 A2	0.451%	7/25/17	486,941	486,148	(a)
SLM Student Loan Trust, 2008-5 A2	1.551%	10/25/16	330,225	332,979	(a)
SLM Student Loan Trust, 2011-B A1	1.090%	12/16/24	646,305	646,270	(a)(b)
SLM Student Loan Trust, 2012-5 A1	0.563%	11/25/16	1,300,000	1,300,266	(a)
SLM Student Loan Trust, 2012-A A1	1.640%	8/15/25	955,700	963,099	(a)(b)
SLM Student Loan Trust, 2012-B A1	1.340%	12/15/21	607,098	609,434	(a)(b)
SLM Student Loan Trust, 2012-C A1	1.340%	8/15/23	739,448	741,125	(a)(b)
Specialty Underwriting & Residential Finance Trust, 2003-BC1 A	0.916%	1/25/34	118,169	93,288	(a)

See Notes to Schedule of Investments.

WESTERN ASSET ADJUSTABLE RATE INCOME FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
ASSET-BACKED SECURITIES - continued
Structured Asset Investment Loan Trust, 2003-BC1 A2	0.916%	1/25/33	$472,935	$415,594	(a)
Toyota Auto Receivables Owner Trust, 2012-A A2	0.570%	10/15/14	900,000	900,959
Volkswagen Auto Lease Trust, 2012-A A2	0.660%	11/20/14	1,010,000	1,014,507

TOTAL ASSET-BACKED SECURITIES (Cost - $46,392,898)				43,683,795

COLLATERALIZED MORTGAGE OBLIGATIONS - 20.0%
American Home Mortgage Assets, 2006-4 1A12	0.446%	10/25/46	3,354,307	1,850,033	(a)
Banc of America Mortgage Securities Inc., 2003-B 1A1	2.997%	3/25/33	40,103	41,732	(a)
Bear Stearns Alt-A Trust, 2005-02 1A1	0.736%	3/25/35	521,930	480,502	(a)
Bear Stearns ARM Trust, 2004-12 1A1	2.832%	2/25/35	508,031	383,492	(a)
Bear Stearns ARM Trust, 2006-4 1A1	2.794%	10/25/36	287,814	199,668	(a)
Bear Stearns Asset-Backed Securities Trust, 2003-AC5 A3	1.336%	10/25/33	1,668,879	1,520,175	(a)
Chevy Chase Mortgage Funding Corp., 2004-3A A2	0.536%	8/25/35	13,122	9,452	(a)(b)
Chevy Chase Mortgage Funding Corp., 2004-4A A2	0.526%	10/25/35	40,651	30,977	(a)(b)
Chevy Chase Mortgage Funding Corp., 2005-1A A2	0.436%	1/25/36	18,376	12,950	(a)(b)
Chevy Chase Mortgage Funding Corp., 2005-3A A2	0.466%	7/25/36	110,527	78,291	(a)(b)
Countrywide Home Loan Mortgage Pass-Through Trust, 2002-26 A4	0.736%	12/25/17	583,556	562,572	(a)
Countrywide Home Loan Mortgage Pass-Through Trust, 2003-37 2A1	2.979%	9/25/33	627,730	620,461	(a)
Deutsche Mortgage Securities Inc., 2004-4 7AR2	0.686%	6/25/34	605,072	577,769	(a)
FDIC Structured Sale Guaranteed Notes, 2010-S1 1A	0.796%	2/25/48	461,304	462,534	(a)(b)
FDIC Structured Sale Guaranteed Notes, 2010-S2	0.946%	12/29/45	1,007,129	1,002,094	(a)(b)(f)
Federal Home Loan Mortgage Corp. (FHLMC), 1997-19 F	1.032%	6/1/28	265,398	256,667	(a)
Federal National Mortgage Association (FNMA), Grantor Trust, 2000-T6 A3	3.759%	1/25/28	361,780	384,990	(a)
Federal National Mortgage Association (FNMA), Grantor Trust, 2002-T19 A4	3.277%	3/25/42	2,485,851	2,610,263	(a)
Federal National Mortgage Association (FNMA), Grantor Trust, 2004-T3 2A	3.195%	8/25/43	2,408,350	2,447,434	(a)
Federal National Mortgage Association (FNMA), REMIC Trust, 1997-20 F	0.630%	3/25/27	578,602	571,800	(a)
Federal National Mortgage Association (FNMA), REMIC Trust, 2005-86 FC	0.536%	10/25/35	783,513	784,593	(a)
Federal National Mortgage Association (FNMA), REMIC Trust, PAC, 2003-117 KF	0.636%	8/25/33	1,424,511	1,428,747	(a)
Federal National Mortgage Association (FNMA), Whole Loan, 2003-W6 6A	3.056%	8/25/42	2,059,945	2,239,890	(a)
Federal National Mortgage Association (FNMA), Whole Loan, 2003-W8 3F1	0.636%	5/25/42	330,006	329,241	(a)
First Republican Mortgage Loan Trust, 2000-FRB1 A2	3.091%	6/25/30	561,250	577,373	(a)
First Union-Lehman Brothers Commercial Mortgage Trust, IO, 1997-C1	2.046%	4/18/29	333,450	548	(a)(d)
Government National Mortgage Association (GNMA), 2011-H07 FA	0.745%	2/20/61	621,194	622,372	(a)
GS Mortgage Securities Corp. II, 2000-1A A	0.937%	3/20/23	444,130	410,030	(a)(b)
GS Mortgage Securities Corp. II, 2007-EOP A2	1.260%	3/6/20	840,000	837,692	(a)(b)
Harborview Mortgage Loan Trust, 2004-2 2A1	0.757%	6/19/34	994,591	725,144	(a)
IMPAC CMB Trust, 2003-8 1A2	1.236%	10/25/33	76,363	71,473	(a)
IMPAC Secured Assets Corp., 2004-3 1A4	1.036%	11/25/34	231,085	223,884	(a)

See Notes to Schedule of Investments.

WESTERN ASSET ADJUSTABLE RATE INCOME FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - continued
Indymac Index Mortgage Loan Trust, 2005-AR21 4A1	3.796%	10/25/35	$1,736,552	$1,428,151	(a)
JPMorgan Commercial Mortgage Finance Corp., IO, 1997-C5 X	1.274%	9/15/29	299,237	8,704	(a)(d)
LB Commercial Conduit Mortgage Trust, IO, 1998-C4 X	1.567%	10/15/35	1,202,621	50,129	(a)(d)
Merrill Lynch Mortgage Investors Inc., 2005-A2 A4	2.530%	2/25/35	538,533	544,596	(a)
Morgan Stanley Capital I, 2011-C1 A1	2.602%	9/15/47	655,944	676,595	(b)
NCUA Guaranteed Notes, 2011-R1 1A	0.694%	1/8/20	649,495	652,905	(a)
New York Mortgage Trust Inc., 2005-2 A	0.566%	8/25/35	769,078	736,914	(a)
Residential Accredit Loans Inc., 2003-QA1 A1	0.916%	12/25/33	1,215,442	1,160,541	(a)
Residential Asset Mortgage Products Inc., 2004-SL2 A4	8.500%	10/25/31	15,652	16,896
Residential Asset Mortgage Products Inc., 2004-SL4 A5	7.500%	7/25/32	24,151	22,951
Residential Asset Securitization Trust, 2003-A5 A5	0.736%	6/25/33	327,391	323,107	(a)
Residential Asset Securitization Trust, PAC, 2003-A11 A2	0.686%	11/25/33	609,467	558,944	(a)
Residential Asset Securitization Trust, PAC, 2004-A2 1A3	0.636%	5/25/34	478,003	453,543	(a)
Sequoia Mortgage Trust, 2002-9 2A	2.331%	9/20/32	457,542	460,584	(a)
Sequoia Mortgage Trust, 2003-2 A1	0.897%	6/20/33	419,448	403,079	(a)
Structured ARM Loan Trust, 2004-01 2A	0.546%	2/25/34	229,129	211,571	(a)
Structured ARM Loan Trust, 2004-02 1A1	3.218%	3/25/34	651,073	643,748	(a)
Structured ARM Loan Trust, 2004-17 A1	1.359%	11/25/34	888,834	837,632	(a)
Structured Asset Mortgage Investments Inc., 2003-CL1 1F2	0.836%	7/25/32	750,869	692,378	(a)
Structured Asset Mortgage Investments Inc., 2005-AR7 1A1	2.474%	12/27/35	1,194,537	729,413	(a)
Structured Asset Mortgage Investments Inc., 2005-AR7 1A2	0.616%	12/27/35	516,291	28,398	(a)
Structured Asset Securities Corp., 1998-3 M1	1.236%	3/25/28	843,825	799,536	(a)
Structured Asset Securities Corp., 1998-8 M1	1.176%	8/25/28	1,820,991	1,675,493	(a)
Structured Asset Securities Corp., 2002-11A 1A1	2.305%	6/25/32	167,556	157,265	(a)
Structured Asset Securities Corp., 2002-18A 1A1	3.118%	9/25/32	71,886	71,350	(a)
Structured Asset Securities Corp., 2003-08 2A9	0.736%	4/25/33	254,538	248,223	(a)
Structured Asset Securities Corp., 2005-RF3 2A	3.521%	6/25/35	1,478,838	1,316,800	(a)(b)
Thornburg Mortgage Securities Trust, 2004-1 I2A	1.136%	3/25/44	191,885	172,682	(a)
Wachovia Mortgage Loan Trust LLC, 2005-A 1A1	2.991%	8/20/35	1,176,147	900,381	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2003-S4 2A9	1.386%	6/25/33	1,354,637	1,321,467	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2004-AR02 A	1.548%	4/25/44	600,820	527,805	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2006-AR06 2A	1.108%	8/25/46	1,437,770	760,391	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2006-AR07 2A	1.128%	7/25/46	3,001,655	2,122,352	(a)
Wells Fargo Mortgage Backed Securities Trust, 2004-Y 1A1	2.623%	11/25/34	1,471,663	1,481,416	(a)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $49,634,299)				44,550,783

COLLATERALIZED SENIOR LOANS - 4.7%
CONSUMER DISCRETIONARY - 3.3%
Auto Components - 0.2%
Allison Transmission Inc., Term Loan B	2.740%	8/7/14	420,157	420,307	(g)

Hotels, Restaurants & Leisure - 1.1%
Aramark Corp., Extended Term Loan B	3.482%	7/26/16	608,838	608,774	(g)
Aramark Corp., Non-Extended Synthetic letter of Credit	1.971%	1/27/14	279,758	279,898	(g)

See Notes to Schedule of Investments.

WESTERN ASSET ADJUSTABLE RATE INCOME FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Hotels, Restaurants & Leisure - continued
El Pollo Loco Inc., First Lien Term Loan	9.250 - 10.000%	7/14/17	$9,900	$10,247	(b)(g)
Golden Nugget Inc., New Delayed Draw Term Loan	3.240%	6/30/14	993,033	949,173	(g)
Las Vegas Sands LLC, Extended Delayed Draw Term Loan	2.840%	11/23/16	108,319	107,235	(g)
Las Vegas Sands LLC, Extended Term Loan B	2.840%	11/23/16	428,853	422,748	(g)

Total Hotels, Restaurants & Leisure				2,378,075

Media - 1.2%
Cengage Learning Acquisitions Inc., Extended Term Loan	5.740%	7/5/17	666,750	587,693	(g)
Charter Communications Operating LLC, Extended Term Loan C	3.490%	9/6/16	659,704	659,998	(g)
Charter Communications Operating LLC, Term Loan D	4.000%	5/15/19	498,750	499,451	(g)
Univision Communications Inc., Extended Term Loan	4.482%	3/31/17	785,966	762,107	(g)
UPC Financing Partnership, Term Loan T	3.746%	12/30/16	85,406	84,830	(g)

Total Media				2,594,079

Multiline Retail - 0.4%
Neiman Marcus Group Inc., Extended Term Loan	4.750%	5/16/18	925,000	926,964	(g)

Specialty Retail - 0.4%
Michaels Stores Inc., Term Loan B2	5.000%	7/29/16	925,337	932,373	(g)

TOTAL CONSUMER DISCRETIONARY				7,251,798

HEALTH CARE - 0.3%
Health Care Providers & Services - 0.3%
Community Health Systems Inc., Term Loan	3.923 - 3.961%	1/25/17	56,807	56,971	(g)
HCA Inc., Term Loan B	2.482%	11/18/13	630,983	631,081	(g)

TOTAL HEALTH CARE				688,052

INDUSTRIALS - 0.5%
Airlines - 0.3%
DAE Aviation Holdings Inc., Tranche Term Loan B1	5.450%	7/31/14	560,352	560,352	(g)

Commercial Services & Supplies - 0.2%
Altegrity Inc., Term Loan	2.987%	2/21/15	568,075	529,730	(g)

Marine - 0.0%
Trico Shipping AS, New Term Loan A	10.000%	5/13/14	1,875	1,875	(d)(g)
Trico Shipping AS, New Term Loan B	—	5/13/14	3,300	3,300	(d)(h)

Total Marine				5,175

TOTAL INDUSTRIALS				1,095,257

INFORMATION TECHNOLOGY - 0.3%
IT Services - 0.3%
First Data Corp., Extended Term Loan B	4.237%	3/23/18	395,228	374,366	(g)
First Data Corp., Non-Extended Term Loan B2	2.987%	9/24/14	275,062	272,063	(g)

TOTAL INFORMATION TECHNOLOGY				646,429

UTILITIES - 0.3%
Electric Utilities - 0.3%
Texas Competitive Electric Holdings Co. LLC, Extended Term Loan	4.741 - 4.938%	10/10/17	930,144	633,273	(g)

TOTAL COLLATERALIZED SENIOR LOANS (Cost - $10,705,688)				10,314,809

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 28.6%

U.S. Government Agencies - 27.3%
Federal Farm Credit Bank (FFCB), Bonds	0.208%	4/17/13	2,250,000	2,250,680	(a)
Federal Farm Credit Bank (FFCB), Bonds	0.270%	10/15/13	2,000,000	2,001,668	(a)
Federal Home Loan Bank (FHLB), Bonds	0.180%	4/26/13	2,250,000	2,250,531	(a)

See Notes to Schedule of Investments.

WESTERN ASSET ADJUSTABLE RATE INCOME FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
U.S. Government Agencies - continued
Federal Home Loan Bank (FHLB), Bonds	0.170%	8/1/13	$2,500,000	$2,499,433	(a)
Federal Home Loan Bank (FHLB), Bonds	0.240%	1/2/14	2,250,000	2,250,234	(a)
Federal Home Loan Bank (FHLB), Bonds	0.271%	1/3/14	4,000,000	4,000,556	(a)
Federal Home Loan Bank (FHLB), Bonds	0.375%	1/29/14	2,520,000	2,525,536
Federal Home Loan Mortgage Corp. (FHLMC), 3/1 Hybrid ARM	2.701%	8/1/29	39,565	40,780	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 3/1 Hybrid ARM	2.352%	8/1/32	212,850	215,283	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 3/1 Hybrid ARM	2.725%	8/1/32	31,611	31,841	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 5/1 Hybrid ARM	2.320%	12/1/26	98,902	104,629	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 5/1 Hybrid ARM	2.469%	7/1/29	250,881	269,115	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 5/1 Hybrid ARM	2.526%	7/1/29	90,897	97,610	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 5/1 Hybrid ARM	2.100%	7/1/33	797,314	841,741	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Five Year CMT ARM	4.474%	8/1/25	62,475	63,641	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Five Year CMT ARM	5.000%	12/1/30	41,131	41,972	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Gold Thirty Year	6.500%	4/1/29	2,542	2,991
Federal Home Loan Mortgage Corp. (FHLMC), Notes	0.194%	5/6/13	3,500,000	3,502,909	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Notes	0.181%	6/3/13	4,400,000	4,400,642	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Notes	0.214%	11/4/13	2,250,000	2,250,468	(a)
Federal Home Loan Mortgage Corp. (FHLMC), One Year CMT ARM	2.334%	12/1/23	138,280	147,507	(a)
Federal Home Loan Mortgage Corp. (FHLMC), One Year CMT ARM	2.226%	2/1/24	84,436	85,409	(a)
Federal Home Loan Mortgage Corp. (FHLMC), One Year CMT ARM	2.129%	4/1/26	424,867	451,704	(a)
Federal Home Loan Mortgage Corp. (FHLMC), One Year CMT ARM	2.250%	6/1/29	819,791	876,700	(a)
Federal Home Loan Mortgage Corp. (FHLMC), One Year CMT ARM	2.497%	7/1/29	269,637	289,245	(a)
Federal Home Loan Mortgage Corp. (FHLMC), One Year CMT ARM	2.406%	3/1/31	123,107	131,723	(a)
Federal Home Loan Mortgage Corp. (FHLMC), One Year CMT ARM	2.325%	5/1/31	5,586	5,624	(a)
Federal Home Loan Mortgage Corp. (FHLMC), One Year CMT ARM	2.503%	3/1/33	1,467,690	1,566,854	(a)
Federal Home Loan Mortgage Corp. (FHLMC), One Year CMT ARM	2.344%	10/1/33	296,670	310,195	(a)
Federal Home Loan Mortgage Corp. (FHLMC), One Year LIBOR	2.981%	5/1/33	811,493	874,017	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Six Month LIBOR	2.803%	7/1/27	53,977	54,504	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Three Year CMT ARM	3.204%	12/1/30	132,239	133,193	(a)
Federal National Mortgage Association (FNMA), 11th District COFI	5.488%	2/1/31	733,999	793,279	(a)
Federal National Mortgage Association (FNMA), Bonds	2.281%	4/1/33	379,383	403,932	(a)
Federal National Mortgage Association (FNMA), Five Year CMT ARM	5.626%	5/1/30	350,046	354,648	(a)

See Notes to Schedule of Investments.

WESTERN ASSET ADJUSTABLE RATE INCOME FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
U.S. Government Agencies - continued
Federal National Mortgage Association (FNMA), Notes	0.258%	11/23/12	$3,000,000	$3,000,822	(a)
Federal National Mortgage Association (FNMA), Notes	0.330%	12/3/12	2,250,000	2,251,287	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.367%	11/1/18	151,639	162,723	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.321%	4/1/20	55,453	59,553	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.314%	7/1/21	58,307	59,336	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.375%	8/1/22	36,738	39,465	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.571%	7/1/23	57,884	62,193	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	1.888%	8/1/23	55,652	56,177	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.487%	2/1/24	149,190	159,997	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.169%	4/1/25	364,856	387,195	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.257%	12/1/25	55,322	58,889	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.467%	1/1/27	146,304	156,135	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.478%	7/1/27	240,806	259,186	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	1.615%	8/1/27	89,004	92,097	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.200%	2/1/28	27,325	29,045	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.386%	3/1/28	83,856	85,460	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.499%	2/1/29	224,179	240,260	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.478%	8/1/29	358,063	384,846	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.340%	11/1/29	325,456	348,342	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.515%	1/1/30	156,072	159,194	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.665%	12/1/30	633,541	682,342	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.360%	1/1/31	188,486	201,317	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.237%	2/1/31	167,925	178,892	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.397%	3/1/31	131,935	141,437	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.173%	4/1/31	266,188	282,812	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.211%	4/1/31	58,623	62,285	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.354%	7/1/31	101,742	106,701	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.340%	9/1/31	78,047	82,631	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.400%	9/1/31	200,266	208,762	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	1.655%	10/1/31	155,592	156,941	(a)

See Notes to Schedule of Investments.

WESTERN ASSET ADJUSTABLE RATE INCOME FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
U.S. Government Agencies - continued
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.125%	6/1/32	$60,953	$61,873	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.455%	7/1/32	345,140	353,131	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.123%	9/1/32	382,427	406,373	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.267%	12/1/32	815,499	832,008	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.340%	1/1/33	151,897	157,078	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.415%	1/1/33	252,651	256,440	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.384%	5/1/33	495,705	527,682	(a)
Federal National Mortgage Association (FNMA), One Year LIBOR	2.558%	8/1/32	261,288	279,008	(a)
Federal National Mortgage Association (FNMA), Six Month CD ARM	1.650%	12/1/20	307,405	311,698	(a)
Federal National Mortgage Association (FNMA), Six Month CD ARM	2.575%	6/1/24	9,241	9,333	(a)
Federal National Mortgage Association (FNMA), Six Month CD ARM	2.366%	7/1/24	238,434	248,868	(a)
Federal National Mortgage Association (FNMA), Six Month CD ARM	2.182%	9/1/24	652,416	679,352	(a)
Federal National Mortgage Association (FNMA), Six Month CD ARM	2.349%	9/1/24	241,149	248,207	(a)
Federal National Mortgage Association (FNMA), Six Month LIBOR	2.125%	11/1/31	69,454	70,810	(a)
Federal National Mortgage Association (FNMA), Six Month LIBOR	2.161%	1/1/33	364,509	385,894	(a)
Federal National Mortgage Association (FNMA), Six Month LIBOR	2.300%	5/1/33	1,373,048	1,448,913	(a)
Federal National Mortgage Association (FNMA), Six Month LIBOR	2.305%	6/1/33	738,309	786,328	(a)
Federal National Mortgage Association (FNMA), Three Year CMT ARM	4.631%	6/1/30	962,983	1,034,661	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	3.000%	2/20/16	68,088	71,090	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	1.750%	6/20/17	96,431	100,553	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	3.000%	9/20/20	365,848	383,365	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	2.500%	3/20/21	106,823	111,475	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	3.000%	3/20/21	130,948	136,721	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	1.750%	6/20/22	769,628	802,532	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	1.625%	8/20/22	195,218	202,312	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	1.625%	10/20/22	503,223	523,899	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	1.625%	11/20/22	270,742	281,866	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	1.625%	12/20/22	102,636	106,853	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	1.750%	5/20/23	164,797	171,843	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	1.625%	1/20/24	127,083	132,294	(a)

See Notes to Schedule of Investments.

WESTERN ASSET ADJUSTABLE RATE INCOME FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
U.S. Government Agencies - continued
Government National Mortgage Association (GNMA) II, One Year CMT ARM	1.625%	3/20/24	$269,201	$280,240	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	1.750%	5/20/26	162,900	169,864	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	1.625%	9/20/27	307,309	318,475	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	1.625%	10/20/27	317,252	330,287	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	1.750%	4/20/32	393,312	410,128	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	1.750%	5/20/32	127,371	132,817	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	1.625%	7/20/32	905,812	938,726	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	1.625%	8/20/32	594,466	616,067	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	1.625%	9/20/32	127,618	132,255	(a)

Total U.S. Government Agencies				60,728,435

U.S. Government Obligations - 1.3%
U.S. Treasury Notes	0.250%	1/15/15	3,000,000	3,000,939

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $62,833,795)				63,729,374

			SHARES
COMMON STOCKS - 0.1%
CONSUMER DISCRETIONARY - 0.1%
Hotels, Restaurants & Leisure - 0.1%
Tropicana Entertainment Inc.			17,545	236,858	*(f)

INDUSTRIALS - 0.0%
Marine - 0.0%
DeepOcean Group Holding AS			886	15,704	*(d)(f)

TOTAL COMMON STOCKS (Cost - $311,763)				252,562

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $220,066,999)				210,981,431

			FACE AMOUNT
SHORT-TERM INVESTMENTS - 4.5%
Certificate of Deposit - 0.9%
Rabobank Nederland of NY, Senior Deposits (Cost - $2,000,111)	0.663%	11/30/12	$2,000,000	2,001,440	(a)

U.S. Government Agencies - 1.4%
Federal Home Loan Bank (FHLB), Discount Notes	0.220%	4/2/13	950,000	949,225	(i)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.190%	4/23/13	2,250,000	2,247,979	(i)

Total U.S. Government Agencies (Cost - $3,196,038)				3,197,204

Repurchase Agreements - 2.2%
State Street Bank & Trust Co. repurchase agreement dated 8/31/12; Proceeds at maturity - $4,873,005 (Fully collateralized by U.S. Treasury Notes, 0.375% due 4/15/15; Market Value - $4,971,297) (Cost - $4,873,000)	0.010%	9/4/12	4,873,000	4,873,000

TOTAL SHORT-TERM INVESTMENTS (Cost - $10,069,149)				10,071,644

TOTAL INVESTMENTS - 99.3% (Cost - $230,136,148#)				221,053,075

Other Assets in Excess of Liabilities - 0.7%				1,575,528

TOTAL NET ASSETS - 100.0%				$222,628,603

See Notes to Schedule of Investments.

WESTERN ASSET ADJUSTABLE RATE INCOME FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2012

*	Non-income producing security.

(a)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(c)	The maturity principal is currently in default as of August 31, 2012.

(d)	Illiquid security.

(e)	The coupon payment on these securities is currently in default as of August 31, 2012.

(f)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(g)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(h)	All or a portion of this loan is unfunded as of August 31, 2012.

(i)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ARM	— Adjustable Rate Mortgage
CD	— Certificate of Deposit
CMB	— Cash Management Bill
CMT	— Constant Maturity Treasury
COFI	— Cost of Funds Index
IO	— Interest Only
LIBOR	— London Interbank Offered Rate
PAC	— Planned Amortization Class
REMIC	— Real Estate Mortgage Investment Conduit

SCHEDULE OF WRITTEN OPTIONS

SECURITY	EXPIRATION DATE	STRIKE RATE	NOTIONAL PAR	VALUE
Interest rate swaption with Credit Suisse, Put	8/26/14	2.50%	$61,364,000	$28,080

TOTAL WRITTEN OPTIONS (Premiums received - $258,496)				$28,080

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Adjustable Rate Income Fund (formerly known as Legg Mason Western Asset Adjustable Rate Income Fund) (the “Fund”) is a separate diversified investment fund of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Notes to Schedule of Investments (unaudited) (continued)

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes	—	$48,450,108	—	$48,450,108
Asset-backed securities	—	43,683,795	—	43,683,795
Collateralized mortgage obligations	—	44,550,783	—	44,550,783
Collateralized senior loans	—	10,314,809	—	10,314,809
U.S. government & agency obligations	—	63,729,374	—	63,729,374
Common stocks	—	—	$252,562	$252,562

Total long-term investments	—	$210,728,869	$252,562	$210,981,431

Short-term investments†	—	10,071,644	—	10,071,644

Total investments	—	$220,800,513	$252,562	$221,053,075

Other financial instruments:
Futures contracts	$1,143	—	—	$1,143

Total	$1,143	$220,800,513	$252,562	$221,054,218

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Written options	—	$28,080	—	$28,080
Futures contracts	$11,222	—	—	11,222

Total	$11,222	$28,080	—	$39,302

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Notes to Schedule of Investments (unaudited) (continued)

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write options to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers.

(f) Swap agreements. The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

Notes to Schedule of Investments (unaudited) (continued)

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(g) Stripped securities. The Fund may invest in “Stripped Securities,” a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(h) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(i) Credit and market risk. Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(j) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

Notes to Schedule of Investments (unaudited) (continued)

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of August 31, 2012, the Fund held written options with credit related contingent features which had a liability position of $28,080. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(k) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At August 31, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$2,118,866
Gross unrealized depreciation	(11,201,939)

Net unrealized depreciation	$(9,083,073)

At August 31, 2012, the Fund had the following open futures contracts:

	Number Of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (loss)
Contracts to Buy:
U.S. Treasury 5-Year Notes	4	12/12	$497,513	$498,656	$1,143
Contracts to Sell:
U.S. Treasury 2-Year Notes	78	12/12	17,193,872	17,205,094	(11,222)

Net Unrealized Loss on Open Futures Contracts					$(10,079)

During the period ended August 31, 2012, written option transactions for the Fund were as follows:

	Notional Par	Premiums
Written options, outstanding as of May 31, 2012	$61,364,000	$258,496
Options written	—	—
Options closed	—	—
Options exercised	—	—
Options expired	—	—

Written options, outstanding as of August 31, 2012	$61,364,000	$258,496

3. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at August 31, 2012.

		Futures Contracts
Primary Underlying Risk Disclosure	Written Options, at value	Unrealized Appreciation	Unrealized Depreciation	Total
Interest Rate Risk	$(28,080)	$1,143	$(11,222)	$(38,159)

Notes to Schedule of Investments (unaudited) (continued)

During the period ended August 31, 2012, the volume of derivative activity for the Fund was as follows:

Average market value
Written options	$49,099
Futures contracts (to buy)	497,602
Futures contracts (to sell)	17,194,734

4. Recent accounting pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”). ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management has evaluated ASU No. 2011-04 and concluded that it does not materially impact the financial statement amounts; however, as required, additional disclosure has been included about fair value measurement.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Income Trust

By	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date:	October 26, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date:	October 26, 2012

By	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	October 26, 2012